                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Definitive proxy statement

[X] Definitive additional materials

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)
    (2)

[ ] Soliciting Materials under Rule 14a-12

                               JOHN HANCOCK TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14A-6(I)(1)

     (not applicable)

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (not applicable)

January 28, 2005

Dear Colleague:

Our exciting combination of two great companies, Manulife Financial Corporation and John Hancock Financial Services, Inc. continues. As you know, on January 1st we officially adopted the John Hancock brand name for Venture Variable annuities in the United States. As part of our ongoing integration efforts, we are now combining the two organization's investment platforms.

We are writing to inform you of two proxies that we will be mailing to your affected clients beginning January 26, 2005. The first proxy relates to six subaccount mergers in the Venture(R) Variable Annuities products. These changes will be effective May 2, 2005, pending shareholder and contract owner approval.

The second proxy, mailing to all Venture contract holders, covers 10 proposals in connection with the overall reorganization of the platform and additional items requiring shareholder approval. Two of particular importance - Advisory fees and Lifestyle fees - are highlighted below.

Those contract owners receiving two proxies will be required to sign and return both. These changes will require a shareholder vote. Please note that contract owners will be receiving a call from an outside solicitation agent to encourage their vote.

Enclosed you will find proxy summaries and a Q&A (broker use only) that will outline these changes in more detail. All of this information will be posted on our website as well. As part of our communications regarding these changes, we are mailing the proxy summaries and Q&A to your registered representatives who have sold a Venture contract in the last year.

PROXY HIGHLIGHTS:

Proxy 1: Subaccount Mergers within Venture Annuities

We are upgrading our investment platform by reassigning existing portfolios so that clients have the potential, over the long run, to achieve strong results through a variety of market cycles.

ACQUIRED PORTFOLIO            ACQUIRING PORTFOLIO
-------------------------------------------- ------------------
Strategic Growth Trust        U.S. Global Leaders Growth Trust
Small Company Blend Trust     Small Cap Opportunities Trust
Overseas Trust                International Value Trust
Diversified Bond Trust        Active Bond Trust (new portfolio)
Aggressive Growth Trust       Mid Cap Stock Trust

Proxy 2: Advisory and Lifestyle Fee Changes

Advisory Fee Changes

The advisory fee for each Portfolio will be increased generally by 0.10% of average daily assets accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee for each Portfolio. In aggregate, expenses will not increase for shareholders as a result. There are a few exceptions for some subaccounts - please see the proxy statement for details.

Proxy 2: Advisory and Lifestyle Fee Changes

Advisory Fee Changes

The advisory fee for each Portfolio will be increased generally by 0.10% of average daily assets accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee for each Portfolio. In aggregate, expenses will not increase for shareholders as a result. There are a few exceptions for some subaccounts - please see the proxy statement for details.

Lifestyle Fee Changes

The Lifestyle Trust advisory and subadvisory agreements will be amended with respect to restructuring the advisory and subadvisory fees. Each of the five Lifestyle Trusts will also have changes relating to the assessment of Rule 12b-1 fees.

We are confident that these changes will continue to enhance the Venture investment options for you and your clients. If you have any questions, please contact your Wood Logan internal sales specialist at 800-334-4437 or visit us on the web at www.johnhancockannuities.com.


Sincerely,

/s/ Robert T. Cassato
Robert T. Cassato
Executive Vice President, Distribution
John Hancock Financial Services

Enclosure

Contact 800-334-4437 or visit www.johnhancockannuities.com for more information, including a prospectus that contains complete details on investment objectives, risks, fees, charges and expenses as well as other information about the investment company, which should be carefully considered. Please advise your clients to read the prospectus carefully prior to investing. The prospectus contains this and other information on the product and the underlying portfolios.

Venture Annuities and the optional riders are not available in all states; product features may vary, subject to state regulation. Annuities are not FDIC insured and are long-term contracts designed for retirement purposes. Venture Annuities are issued and administered by John Hancock Life Insurance Company (U.S.A.), a Bloomfield Hills, MI, company with its annuity service office in Boston, MA. Venture Combination Fixed and Variable Annuities are distributed by JOHN HANCOCK DISTRIBUTORS LLC., registered Broker-Dealer, member NASD and
SIPC. Wood Logan provides sales and marketing support.

(C) 2005 John Hancock Life Insurance Company (U.S.A.). A Manulife Financial Company. All rights reserved.

FOR BROKER/DEALER USE ONLY. NOT FOR USE WITH THE PUBLIC.

[JOHN HANCOCK LOGO]

January 28,2005

Dear Financial Consultant:

Our exciting combination of two great companies, Manulife Financial Corporation and John Hancock Financial Services, Inc. continues. As you know, on January 1st we officially adopted the John Hancock brand name for Venture Variable annuities in the United States. As part of our ongoing integration efforts, we are now combining the two organization's investment platforms.

We are writing to inform you of two proxies that we will be mailing to your affected clients beginning January 26, 2005. The first proxy relates to five subaccount mergers in the Venture(R) Variable Annuities products. These changes will be effective May 2, 2005, pending shareholder and contract owner approval.

The second proxy, mailing to all Venture contract holders, covers 10 proposals in connection with the overall reorganization of the platform and additional items requiring shareholder approval. Two of particular importance - Advisory fees and Lifestyle fees - are highlighted below.

Those contract owners receiving two proxies will be required to sign and return both. These changes will require a shareholder vote. Please note that contract owners will be receiving a call from an outside solicitation agent to encourage their vote.

Enclosed you will find proxy summaries and a Q&A (broker use only) that will outline these changes in more detail. All of this information will be posted on our website as well.

PROXY HIGHLIGHTS:

Proxy 1: Subaccount Mergers within Venture Annuities

We are upgrading our investment platform by reassigning existing portfolios so that clients have the potential, over the long run, to achieve strong results through a variety of market cycles.

ACQUIRED PORTFOLIO              ACQUIRING PORTFOLIO
------------------              -------------------
Strategic Growth Trust          U.S. Global Leaders Growth Trust
Small Company Blend Trust       Small Cap Opportunities Trust
Overseas Trust                  International Value Trust
Diversified Bond Trust          Active Bond Trust (new portfolio)
Aggressive Growth Trust         Mid Cap Stock Trust

680 Washington Boulevard, Stamford, CT   FOR BROKER/DEALER USE ONLY. NOT
06901-3710 (800) 334-4437                        FOR USE WITH THE PUBLIC.

www.johnhancockannuities.com

Securities offered through john Hancock Distributors LLC, member NASD. Wood Logan is a division of john Hancock Life Insurance Company (U.S.A.)

                                                               [WOOD LOGAN LOGO]

Lifestyle Fee Changes

The Lifestyle Trust advisory and subadvisory agreements will be amended with respect to restructuring the advisory and subadvisory fees. Each of the five Lifestyle Trusts will also have changes relating to the assessment of Rule 12b-1 fees.

We are confident that these changes will continue to enhance the Venture investment options for you and your clients. Please call one of the following Key Account Managers at 800-334-4437 for further information.

Amy Smith         Ext. 37673       Ian Wetherell     Ext. 37406
Marley Meyer      Ext. 34404       Jerry Murphy      Ext. 34048
Anne Stitts       Ext. 32311

Sincerely,

Robert T. Cassato
Executive Vice President
John Hancock Financial Services

Enclosure

Contact 800-334-4437 or visit www.johnhancockannuities.com for more information, including a prospectus that contains complete details on investment objectives, risks, fees, charges and expenses as well as other information about the investment company, which should be carefully considered. Please advise your clients to read the prospectus carefully prior to investing. The prospectus contains this and other information on the product and the underlying portfolios.

Venture Annuities and the optional riders are not available in all states; product features may vary, subject to state regulation. Annuities are not FDIC insured and are long-term contracts designed for retirement purposes. Venture Annuities are issued and administered by John Hancock Life Insurance Company (U.S.A.), a Bloomfield Hills, MI, company with its annuity service office in Boston, MA. Venture Combination Fixed and Variable Annuities are distributed by JOHN HANCOCK DISTRIBUTORS LLC., registered Broker-Dealer, member NASD and SIPC. Wood Logan provides sales and marketing support.

(C)2005 John Hancock Life Insurance Company (U.S.A.). A Manulife Financial Company. All rights reserved.

FOR BROKER/DEALER USE ONLY. NOT FOR USE WITH THE PUBLIC.

                               JOHN HANCOCK TRUST
                                  PROXY SUMMARY

2 Proxy solicitations will be mailed to Manulife Venture variable annuity contract owners this week. This proxy mailing relates specifically to the John Hancock Trust (JHT), previously known as the Manufacturers Investment Trust
(MIT). This Trust is utilized by three of our business lines:Venture Variable Annuities, Venture Variable Universal Life Insurance, and the Venture Series 401(k) and Pension products. As of Year-end 2004, there were 73 portfolios within this JHT Trust, which were managed by 25 sub-advisors. Assets under management totaled over $36 billion.

These proxy solicitations are part of an overall reorganization of the Investment Platform that serve John Hancock's variable insurance product lines. Pending shareholder approval, the final phase of the reorganization will take place after the close of business on Friday 4/29/2005 which will combine two John Hancock Trusts (including both JHT and another Trust utilized by John Hancock - JHVST) to create a single, larger variable insurance products fund that is expected to eliminate certain duplicate costs, redundant investment options and operate with greater efficiency.

This summary is intended to guide you through the communication process for this proxy statement, the actual changes proposed and timeline involved. Pay particular attention to the following summary. It is designed to give you an overview in preparation for any questions that might come in. Furthermore, the attached Q&A is designed to summarize the various proxy questions and the rationale for the proposals.

In late January two mailings will go out to our clients:

      (1) A mailing to about 90,000 clients who will be asked to vote on the mergers of 6 portfolios into 6 other portfolios. (only those clients in the respective portfolios as of 12/31/2004 will receive this 1st proxy)

      (2) A 2nd mailing to ALL variable annuity and variable life contract owners (roughly 350,000 clients) who will vote on several issues ranging from the addition of Trustees to the Board of Trustees, to restructuring the fees associated with various investment portfolios.

      NOTE: Shareholders identified in the first proxy will receive the second proxy as well. It will be mailed to them separately.

Since the rebranding effort and subsequent changes to the names of several of our entities became effective on 1/1/2005, this proxy letter is written under the title of John Hancock Trust. It will be important to clarify to any confused clients why they received the mailing (e.g. having previously purchased a Manulife annuity product through their financial advisor). Several clients will actually receive both proxy statements and be asked to vote on both sets of proposals. Be sure to mention to clients/advisors that if a client receives two mailings that they should vote both and not consider them duplicates.

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

Lastly, since these proxies represent several business lines, there is the possibility of clients calling the wrong 800 Customer-service line. For annuity-related questions, the correct phone number is (800) 344-1029. Ultimately, it is important to convey to clients that they should return the proxy ballots with their respective votes in the envelope provided to them.

Should a client vote on a proposal that is not applicable them, the proxy system is programmed to ignore that vote.

The attached Q&A is organized into 3 sections:

      - Timeline: to ensure everyone understands the communication and response deadlines

      -     Portfolio Merger related questions:

      -     General Proxy related questions

IMPORTANT POINTS:

When addressing questions relating to the Changes, please adhere to the following guidelines.

      - Refer all calls from the media to Pam Kruh, Public Relations, at 617-572-0558. Indicate to the reporter that you cannot comment on these changes and must refer the call to Public Relations according to company policy.

      - Do not speak with employees from competitors or any asset managers about any JHIT changes.

      - Do not speculate or comment on JHT changes or any rationale associated with these changes. John Hancock has a policy against commenting on rumors. The Company also refrains from making comments about business partners such as our current or proposed asset managers.

      - Do not circulate written materials or make presentations explaining these changes to any audience without prior written approval from Bruce Speca, Bob Boyda, or Steve Medina prior to Board approval. Written materials should also be approved by Betsy Seel.

FOR SPECIFIC INFORMATION, REFER TO THE TRUST'S PROXY STATEMENT DATED JANUARY 26, 2005.

These guidelines will be revised as needed.

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

                                   TIMELINES

                COMMUNICATION TO BD FIRMS AND FINANCIAL ADVISORS

January 28, 2005                       Home Office Contacts (via e-mail)
January 31, 2005                       Adviser e-mail and mailing

        COMMUNICATION TO CONTRACT OWNERS AND PLANNED IMPLEMENTATION DATES

December 13, 2004   Board of Trustees Approval of the Proxy Statement Proposals
December 15, 2004   JHT Prospectus Supplement Inserted into Sales Kits
January 26, 2005    JHT Proxies mailed to impacted Contract Owners (as of
                    12/31/2004)
March 1, 2005       JHT Shareholder Meeting
March 1, 2005       Lifestyle fee structure changes become effective
March 1, 2005       JHT Prospectus Supplement to reflect Lifestyle changes

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

                             PORTFOLIO MERGER PROXY

WHAT MERGERS ARE TAKING PLACE?

   ACQUIRED PORTFOLIO         MANAGER                  ACQUIRING PORTFOLIO             MANAGER
-------------------------  ----------------  --   --------------------------------  ------------------
Aggressive Growth Trust    AIM               TO   Mid Cap Stock Trust               Wellington
Diversified Bond Trust     Capital Guardian  TO   Active Bond Trust                 Declaration / JHA
Equity Index Trust         MFC Global        TO   500 Index Trust B                 MFC Global
Overseas Trust             Fidelity          TO   International Value Trust         Franklin Templeton
Small Company Blend Trust  Capital Guardian  TO   Small Cap Opportunities Trust     Munder
Strategic Growth Trust     MFS               TO   U.S. Global Leaders Growth Trust  Sustainable Growth

WHY ARE THESE 6 MERGERS TAKING PLACE?

As the Investment Advisor of the overall platform, John Hancock continuously monitors and reviews its investment managers and fund line-up.

The mergers are intended to provide the Trust with a more competitive line up while at the same time enabling shareholders whose assets are invested in the acquired portfolios to pursue substantially similar investment objectives. Furthermore, upon completion of the mergers, on a Pro-Forma basis, the annual fund operating expense ratio will be lower for each Acquiring portfolio. Ultimately, the Board of Trustees believes the proposed mergers are in the best interest of shareholders of the respective sub accounts.

                   SPECIFIC PORTFOLIO MERGER-RELATED QUESTIONS

AGGRESSIVE GROWTH TO MID CAP STOCK

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Aggressive Growth Trust into the Mid Cap Stock Trust. As a result, subject to shareholder approval, the assets of shareholders invested in the Aggressive Growth Trust will be transferred to the Mid Cap Stock Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

In this specific case, the performance of the Mid Cap Stock Trust has been superior to that of the Aggressive Growth Trust. Additionally, upon completion of the merger, the annual fund operating expense ratio on a Pro-Forma basis will be materially lower for the Mid Cap Stock Trust compared to the Aggressive Growth Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Aggressive Growth Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios utilize a "growth" oriented investment style. The Aggressive Growth Trust emphasized companies with consistent long-term or accelerating earnings growth. The Mid Cap Stock Trust also favors companies with strong earnings growth, among

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005 other characteristics. Both portfolios also have a substantial portion of their assets invested in mid-cap companies.

DIVERSIFIED BOND TO ACTIVE BOND

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Diversified Bond Trust into the Active Bond Trust. The Active Bond Trust is similar to an existing portfolio in the John Hancock Variable Series Trust that will merge into the John Hancock Trust on April 29, 2005, subject to shareholder approval. As a result, subject to shareholder approval, the assets of shareholders invested in the Diversified Bond Trust will be transferred to the Active Bond Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

In this specific case, the performance of the Active Bond Trust has been superior to that of the Diversified Bond Trust since the current sub-adviser of the Diversified Bond Trust assumed management responsibilities in May 1999. Additionally, upon completion of the merger, the annual fund operating expense ratio on a Pro-Forma basis will be materially lower for the Active Bond Trust compared to the Diversified Bond Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Active Bond Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios utilize invest in at least 80% of the assets in fixed income securities. Both portfolios have the ability to invest in a wide range of fixed income securities, including non-investment grade and non-US bonds. In aggregate, both portfolios are generally considered intermediate term-investment grade portfolios.

HAS JOHN HANCOCK INTRODUCED NEW INVESTMENT MANAGERS?

Yes. Declaration Management & Research LLC ("Declaration") serves as one of the subadvisers to the Active Bond Trust. Declaration, which is located at 1650 Tysons Boulevard, Suite 1100, McLean, Virginia 22102, is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). The ultimate parent entity of Declaration is Manulife Financial Corporation (MFC). As compensation for their services, Declaration receives a fee from John Hancock Investment Management Services, LLC (JHIMS) stated as an annual percentage of the current value of the net assets of the Acquiring Portfolio. These fees are paid by JHIMS out of the management fee it receives for the Acquiring Portfolio and are not additional charges to the Acquiring Portfolio.

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

EQUITY INDEX TO 500 INDEX B

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Equity Index Trust into the 500 Index Trust B. The 500 Index Trust B is similar to an existing portfolio in the John Hancock Variable Series Trust that will merge into the John Hancock Trust on April 29, 2005, subject to shareholder approval. As a result, subject to shareholder approval, the assets of shareholders invested in the Equity Index Trust will be transferred to the 500 Index Trust B at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

Upon completion of the merger, the annual fund operating expense ratio will be materially lower for the 500 Index Trust B compared to the Equity Index Trust given the fee waiver applied to the 500 Index Trust B. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Equity Index Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios are index funds that seek to approximate the aggregate total return of the S&P 500 Index, and, both portfolios are sub-advised by MFC Global
(USA).

OVERSEAS TRUST TO INTERNATIONAL VALUE TRUST

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Overseas Trust into the International Value Trust. As a result, subject to shareholder approval, the assets of shareholders invested in the Overseas Trust will be transferred to the International Value Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

In this specific case, the performance of the International Value Trust has been superior to that of the Overseas Trust. Additionally, upon completion of the merger, the annual fund operating expense ratio on a Pro-Forma basis will be materially lower for the International Value Trust compared to the Overseas Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Aggressive Growth Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios seek long term growth of capital by investing primarily in equity securities of non-US Companies. Both portfolios also follow a "bottom-up" rather than a "top down" approach to investing, focusing primarily on the fundamentals of individual companies first, rather than the outlook for a particular country or region.

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

SMALL COMPANY BLEND TO SMALL CAP OPPORTUNITIES

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Small Company Blend Trust into the Small Cap Opportunities Trust. As a result, subject to shareholder approval, the assets of shareholders invested in the Small Company Blend Trust will be transferred to the Small Cap Opportunities Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

In this specific case, the performance of the Small Cap Opportunities Trust has been superior to that of the Small Company Blend Trust, albeit over a limited comparison period. Additionally, upon completion of the merger, on a Pro-Forma basis, the annual fund operating expense ratio will be lower for the Small Cap Opportunities Trust compared to the Small Company Blend Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Small Company Blend Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios seek long term growth of capital by investing primarily in equity securities of small capitalization companies within the range of the Russell 2000 Index.

STRATEGIC GROWTH TO US GLOBAL LEADERS

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Strategic Growth Trust into the US Global Leaders Trust. As a result, subject to shareholder approval, the assets of shareholders invested in the Strategic Growth Trust will be transferred to the US Global Leaders Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

Upon completion of the merger, on a Pro-Forma basis, the annual fund operating expense ratio will be lower for the US Global Leaders Trust compared to the Strategic Growth Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Strategic Growth Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios seek long term growth of capital or capital appreciation by investing primarily in equity securities of companies which their subadvisers believe to have strong growth potential. The US Global Leaders Trust is expected to have lower transaction costs than the Strategic Growth Trust due to less frequent trading and will also invest in fewer securities than the Strategic Growth Trust due to its non-diversified status (meaning that it is not as limited in the amount of assets that it may invest in individual issues).

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

                                  GENERAL PROXY
             ALL VARIABLE ANNUITY AND VARIABLE LIFE CONTRACT OWNERS

There are ten proposals being voted on by all Variable Annuity and Variable Life Contract Owners. The Proposals are summarized into eight sections. Not all proposals apply to each contract holder.

PROXY PROPOSAL QUESTIONS:

Proxy Proposals 1, 2, 7, 8 and 9 affect almost all portfolios and are therefore highlighted first below. Proposals numbered 3, 4, 5, 6 and 10 affect only specific portfolios. Additional rationale is provided below each Proposal where applicable.

PROXY PROPOSAL 1 (All Portfolios)

The election of eight Trustees (including two new Trustee nominees) as members of the Board of Trustees. This proposal seeks to add 2 members to the Board, reaffirm 2 members to the Board and appoint 1 additional trustee from outside John Hancock.

PROXY PROPOSAL 2 (All Portfolios, except Equity Index Trust, Lifestyle Trusts and American Trusts)

An Amended Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC ("JHIMS") (formerly, Manufacturers Securities Services,
LLC) increasing the advisory fee for each Portfolio generally by 0.10% of average daily net assets. This advisory fee increase will be accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee for each Portfolio and therefore will not increase the aggregate fees and expenses paid by shareholders. [THE FOLLOWING PORTFOLIO'S ADVISORY FEE INCREASES DIFFER FROM THE GENERAL INCREASE OF 0.10%: SMALL COMPANY VALUE TRUST, INCOME & VALUE TRUST, MONEY MARKET TRUST, SMALL CAP INDEX TRUST, MID CAP INDEX TRUST, TOTAL STOCK MARKET INDEX TRUST AND 500 INDEX TRUST. FOR THESE FUNDS TOTAL EXPENSES MAY INCREASE MARGINALLY.]

      WHY IS JOHN HANCOCK CHANGING THE ADVISORY AND 12b-1 FEES?

      The proposed 12b-1 fee decrease and corresponding advisory fee increase are related to the JHVST Reorganization and reflect a re-evaluation and re-positioning of the pricing structure for shares of the Trust. In view of changing competitive circumstances and the planned integration of the JHVST Funds and the different pricing structure for shares of the JHVST Funds this change is intended to ensure that adjustments to the Trust's pricing structure do not impose higher total fees and expenses on shareholders of the Portfolios.

      The advisory fee changes will assist in ultimately integrating the Trust Portfolios into JHVST Funds which offer only one class of shares, NAV shares, which are not subject to Rule 12b-1 fees.

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

PROXY PROPOSAL 7 & 8 (All Portfolios)

Two amendments to the Trust's Agreement and Declaration of Trust to authorize the Board of Trustees, without shareholder approval, to (i) approve mergers of affiliated Portfolios and (ii) designate a class of shares of a Portfolio (e.g., the Series I, Series II or Series III shares of a Portfolio) as a separate Portfolio.

      WHY IS JOHN HANCOCK PROPOSING THIS AUTHORITY FOR THE BOARD OF TRUSTEES?

      The amendment will give the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts Law, broader authority to act with respect to the administration and operation of the Portfolios.

      This amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the best interests of shareholders and contract owners. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider such shareholder and contract owner best interests and then act in accordance therewith.

PROXY PROPOSAL 9 (All Portfolios)

The reclassification of the investment objective of each Portfolio from a "fundamental to a "non-fundamental" policy of the Trust, which may be changed by the Board of Trustees without shareholder approval.

      WHY IS JOHN HANCOCK RECLASSIFYING OBJECTIVES OF EACH PORTFOLIO FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL"?

      The proposed reclassification as non-fundamental of the investment objective of each Portfolio is related to the JHVST Reorganization and is intended in part to facilitate the process of integrating and consolidating the Trust Portfolios and the JHVST Funds.

      The investment objective of each of the JHVST Funds that is combining into a Trust Portfolio, as the well as the investment objective of each of a number of Trust Portfolios that are not yet operational but have been newly organized as Portfolios into which certain JHVST Funds will combine, are non-fundamental. The proposed reclassification as non-fundamental of the investment objectives of the existing portfolios will permit the Trust to have a uniform classification with respect to all Trust Portfolios.

PROXY PROPOSAL 3 & 4 (Lifestyle Trusts only)

Amended Advisory and Subadvisory Agreements with respect to the Lifestyle Trusts decreasing and restructuring advisory and subadvisory fees.

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                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

      WHY IS JOHN HANCOCK RESTRUCTURING THE ADVISORY AND SUBADVISORY FEES ON THE LIFESTYLE TRUSTS?

      The fee rates under the proposed Amended Advisory Agreement and the Amended Subadvisory Agreement are lower than the rates under the current Advisory Agreement and Subadvisory Agreement. THESE CHANGES WILL REDUCE THE ADVISORY FEE PAID TO JHIMS AND THE SUBADVISORY FEE PAID TO MFC GLOBAL WITH RESPECT TO EACH LIFESTYLE TRUST.

PROXY PROPOSAL 5 (Lifestyle Trusts only)

A Rule 12b-1 Distribution Plan ("12b-1 Plan") for the Series I and Series II shares, and an amended 12b-1 Plan for the Series III shares, of each of the five Lifestyle Trusts.

      WHY IS JOHN HANCOCK PROPOSING A RULE 12B-1 DISTRIBUTION PLAN FOR THE LIFESTYLE TRUSTS?

      Each Lifestyle Trust is a "fund of funds" that currently invests in shares of other Portfolios of the Trust ("Underlying Portfolios") that are subject to Rule 12b-1 fees. If the proposed Lifestyle Trust 12b-1 arrangements under this Proposal are approved by shareholders, the Trust in implementing those arrangements will switch the Lifestyle Trust investments in Underlying Portfolios from Series I, Series II and Series III shares, all which are subject to 12b-1 fees, to a new class of shares of the Underlying Portfolios, NAV shares, which will not be subject to a 12b-1 fee. The NAV shares of each Portfolio will have the same advisory fee as the other shares classes of the Underlying Portfolio.

      ARE THE LIFESTYLE TRUSTS ELIGIBLE FOR THE ADVISORY AND 12B-1 FEE CHANGES OUTLINED IN PROPOSAL 2?

      If, under Proposal 2 above, the shareholders of the Underlying Portfolios approve the proposed advisory fee increases for the Underlying Portfolios (including their NAV shares), the Trust in implementing those increases will decrease the 12b-1 fees for the Series I, Series II and Series III shares of the Lifestyle Trusts to 0.05%, 0.25% and 0.55%, respectively.

PROXY PROPOSAL 6 (Quantitative Value Trust only)

An Amended Subadvisory Agreement between JHIMS and MFC Global Investment Management (U.S.A.) Limited decreasing the subadvisory fee for the Quantitative Value Trust.

      WHY IS JOHN HANCOCK DECREASING THE SUBADVISORY FEE FOR THE QUANTITATIVE VALUE TRUST?

      The decrease in the subadvisory fee represents an adjustment intended to align the subadvisory fee for the Quantitative Value Trust with the subadvisory fees paid to MFC Global (U.S.A.) with respect to the other Trust Portfolios which it subadvises and with the Trust's customary spread between advisory and subadvisory fees for such Portfolios.

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                                 Page 10 of 12

PROXY PROPOSAL 10 (Financial Services Trust only)

The reclassification of the Financial Services Trust from a "diversified" to a "non-diversified" Portfolio.

      WHY IS JOHN HANCOCK RECLASSIFYING THE FINANCIAL SERVICES TRUST FROM A "DIVERSIFIED" TO A "NON-DIVERSIFIED" PORTFOLIO?

      The Portfolio's classification as diversified is a fundamental policy that may be changed only with shareholder approval. The proposed reclassification of the Financial Services Trust as non-diversified is intended to provide the Portfolio with greater flexibility in responding to investment opportunities.

FOR USE WITH BROKER/DEALERS ONLY. THIS MATERIAL MAY NOT BE COPIED OR USED WITH THE PUBLIC. DATE OF FIRST USE: JANUARY 27, 2005

This material is neither an offer to sell nor a solicitation to buy securities. The information is current as of January 27, 2005, unless otherwise noted, and is not a guarantee of subsequent investment composition, which is subject to change at the discretion of the portfolio manager.

This material describes an underlying investment options for variable annuity and life insurance products. Please call the following toll free numbers for a prospectus containing complete details on investment objectives, risks, fees, charges and expenses as well as other information about the product and the underlying investment portfolios. These factors should be carefully considered and the prospectus should be read carefully before purchasing. For Venture Variable Annuities call 1-800-334-4437. For Variable Universal Life Insurance products, call 1-888-266-7498. For information on 401(k) and Pension Products, call 1-800-766-8669.

Variable Life Insurance products and Venture Variable Annuities are issued by John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) and distributed BY JOHN HANCOCK DISTRIBUTORS LLC through other broker/dealers appointed by John Hancock Distributors. John Hancock USA and John Hancock Distributors are members of the Manulife Financial group of companies, wholly owned subsidiaries of Manulife Financial Corporation. Group annuity contracts are issued by John Hancock USA. John Hancock Investment Management Services LLC, a registered investment adviser, provides investment information relating to the contracts.

This material also describes the underlying investment options for the John Hancock Retirement Select product. John Hancock Retirement Select is a comprehensive set of services made available to qualified retirement plans through John Hancock Distributors LLC, a registered broker/dealer and investment advisor. John Hancock Distributors LLC arranges for the sale of participating mutual funds to plans through selected broker/dealers.

Product features and availability may differ by state. In New York, products are issued by John Hancock Life Insurance Company of New York, Valhalla, NY 10595

Venture(R) is a registered trade mark of John Hancock USA, and is used under license by John Hancock Life Insurance Company New York.

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                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

(C) 2005 John Hancock Life Insurance Company (U.S.A.). A Manulife Financial Company. All rights reserved.

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                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

                               JOHN HANCOCK TRUST
                                  PROXY SUMMARY

2 Proxy solicitations will be mailed to Manulife Venture variable annuity contract owners this week. This proxy mailing relates specifically to the John Hancock Trust (JHT), previously known as the Manufacturers Investment Trust
(MIT). This Trust is utilized by three of our business lines:Venture Variable Annuities, Venture Variable Universal Life Insurance, and the Venture Series 401(k) and Pension products. As of Year-end 2004, there were 73 portfolios within this JHT Trust, which were managed by 25 sub-advisors. Assets under management totaled over $36 billion.

These proxy solicitations are part of an overall reorganization of the Investment Platform that serve John Hancock's variable insurance product lines. Pending shareholder approval, the final phase of the reorganization will take place after the close of business on Friday 4/29/2005 which will combine two John Hancock Trusts (including both JHT and another Trust utilized by John Hancock - JHVST) to create a single, larger variable insurance products fund that is expected to eliminate certain duplicate costs, redundant investment options and operate with greater efficiency.

This summary is intended to guide you through the communication process for this proxy statement, the actual changes proposed and timeline involved. Pay particular attention to the following summary. It is designed to give you an overview in preparation for any questions that might come in. Furthermore, the attached Q&A is designed to summarize the various proxy questions and the rationale for the proposals.

In late January two mailings will go out to our clients:

      (1) A mailing to about 90,000 clients who will be asked to vote on the mergers of 6 portfolios into 6 other portfolios. (only those clients in the respective portfolios as of 12/31/2004 will receive this 1st proxy)

      (2) A 2nd mailing to ALL variable annuity and variable life contract owners (roughly 350,000 clients) who will vote on several issues ranging from the addition of Trustees to the Board of Trustees, to restructuring the fees associated with various investment portfolios.

      NOTE: Shareholders identified in the first proxy will receive the second proxy as well. It will be mailed to them separately.

Since the rebranding effort and subsequent changes to the names of several of our entities became effective on 1/1/2005, this proxy letter is written under the title of John Hancock Trust. It will be important to clarify to any confused clients why they received the mailing (e.g. having previously purchased a Manulife annuity product through their financial advisor). Several clients will actually receive both proxy statements and be asked to vote on both sets of proposals. Be sure to mention to clients/advisors that if a client receives two mailings that they should vote both and not consider them duplicates.

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                                  Page 1 of 12

Lastly, since these proxies represent several business lines, there is the possibility of clients calling the wrong 800 Customer-service line. For annuity-related questions, the correct phone number is (800) 344-1029. Ultimately, it is important to convey to clients that they should return the proxy ballots with their respective votes in the envelope provided to them.

Should a client vote on a proposal that is not applicable them, the proxy system is programmed to ignore that vote.

The attached Q&A is organized into 3 sections:

      - Timeline: to ensure everyone understands the communication and response deadlines

      -     Portfolio Merger related questions:

      -     General Proxy related questions

FOR SPECIFIC INFORMATION, REFER TO THE TRUST'S PROXY STATEMENT DATED JANUARY 26, 2005.

These guidelines will be revised as needed.

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                                  Page 2 of 12

                                    TIMELINES

                COMMUNICATION TO BD FIRMS AND FINANCIAL ADVISORS

January 28, 2005   Home Office Contacts (via e-mail)
January 31, 2005   Adviser e-mail and mailing

        COMMUNICATION TO CONTRACT OWNERS AND PLANNED IMPLEMENTATION DATES

December 13, 2004   Board of Trustees Approval of the Proxy Statement Proposals
December 15, 2004   JHT Prospectus Supplement Inserted into Sales Kits
January 26, 2005    JHT Proxies mailed to impacted Contract Owners (as of
                    12/31/2004)
March 1, 2005       JHT Shareholder Meeting
March 1, 2005       Lifestyle fee structure changes become effective
March 1, 2005       JHT Prospectus Supplement to reflect Lifestyle changes

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                                  Page 3 of 12

                             PORTFOLIO MERGER PROXY

WHAT MERGERS ARE TAKING PLACE?

    ACQUIRED PORTFOLIO        MANAGER                  ACQUIRING PORTFOLIO                 MANAGER
---------------------------------------------------------------------------------------------------------
Aggressive Growth Trust    AIM                 TO    Mid Cap Stock Trust               Wellington
Diversified Bond Trust     Capital Guardian    TO    Active Bond Trust                 Declaration / JHA
Equity Index Trust         MFC Global          TO    500 Index Trust B                 MFC Global
Overseas Trust             Fidelity            TO    International Value Trust         Franklin Templeton
Small Company Blend Trust  Capital Guardian    TO    Small Cap Opportunities Trust     Munder
Strategic Growth Trust     MFS                 TO    U.S. Global Leaders Growth Trust  Sustainable Growth

WHY ARE THESE 6 MERGERS TAKING PLACE?

As the Investment Advisor of the overall platform, John Hancock continuously monitors and reviews its investment managers and fund line-up.

The mergers are intended to provide the Trust with a more competitive line up while at the same time enabling shareholders whose assets are invested in the acquired portfolios to pursue substantially similar investment objectives. Furthermore, upon completion of the mergers, on a Pro-Forma basis, the annual fund operating expense ratio will be lower for each Acquiring portfolio. Ultimately, the Board of Trustees believes the proposed mergers are in the best interest of shareholders of the respective sub accounts.

                   SPECIFIC PORTFOLIO MERGER-RELATED QUESTIONS

AGGRESSIVE GROWTH TO MID CAP STOCK

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Aggressive Growth Trust into the Mid Cap Stock Trust. As a result, subject to shareholder approval, the assets of shareholders invested in the Aggressive Growth Trust will be transferred to the Mid Cap Stock Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

In this specific case, the performance of the Mid Cap Stock Trust has been superior to that of the Aggressive Growth Trust. Additionally, upon completion of the merger, the annual fund operating expense ratio on a Pro-Forma basis will be materially lower for the Mid Cap Stock Trust compared to the Aggressive Growth Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Aggressive Growth Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios utilize a "growth" oriented investment style. The Aggressive Growth Trust emphasized companies with consistent long-term or accelerating earnings growth. The Mid Cap Stock Trust also favors companies with strong earnings growth, among

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

other characteristics. Both portfolios also have a substantial portion of their assets invested in mid-cap companies.

DIVERSIFIED BOND TO ACTIVE BOND

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Diversified Bond Trust into the Active Bond Trust. The Active Bond Trust is similar to an existing portfolio in the John Hancock Variable Series Trust that will merge into the John Hancock Trust on April 29, 2005, subject to shareholder approval. As a result, subject to shareholder approval, the assets of shareholders invested in the Diversified Bond Trust will be transferred to the Active Bond Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

In this specific case, the performance of the Active Bond Trust has been superior to that of the Diversified Bond Trust since the current sub-adviser of the Diversified Bond Trust assumed management responsibilities in May 1999. Additionally, upon completion of the merger, the annual fund operating expense ratio on a Pro-Forma basis will be materially lower for the Active Bond Trust compared to the Diversified Bond Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Active Bond Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios utilize invest in at least 80% of the assets in fixed income securities. Both portfolios have the ability to invest in a wide range of fixed income securities, including non-investment grade and non-US bonds. In aggregate, both portfolios are generally considered intermediate term-investment grade portfolios.

HAS JOHN HANCOCK INTRODUCED NEW INVESTMENT MANAGERS?

Yes. Declaration Management & Research LLC ("Declaration") serves as one of the subadvisers to the Active Bond Trust. Declaration, which is located at 1650 Tysons Boulevard, Suite 1100, McLean, Virginia 22102, is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). The ultimate parent entity of Declaration is Manulife Financial Corporation (MFC). As compensation for their services, Declaration receives a fee from John Hancock Investment Management Services, LLC (JHIMS) stated as an annual percentage of the current value of the net assets of the Acquiring Portfolio. These fees are paid by JHIMS out of the management fee it receives for the Acquiring Portfolio and are not additional charges to the Acquiring Portfolio.

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                                  Page 5 of 12

EQUITY INDEX TO 500 INDEX B

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Equity Index Trust into the 500 Index Trust B. The 500 Index Trust B is similar to an existing portfolio in the John Hancock Variable Series Trust that will merge into the John Hancock Trust on April 29, 2005, subject to shareholder approval. As a result, subject to shareholder approval, the assets of shareholders invested in the Equity Index Trust will be transferred to the 500 Index Trust B at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

Upon completion of the merger, the annual fund operating expense ratio will be materially lower for the 500 Index Trust B compared to the Equity Index Trust given the fee waiver applied to the 500 Index Trust B. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Equity Index Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios are index funds that seek to approximate the aggregate total return of the S&P 500 Index, and, both portfolios are sub-advised by MFC Global
(USA).

OVERSEAS TRUST TO INTERNATIONAL VALUE TRUST

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Overseas Trust into the International Value Trust. As a result, subject to shareholder approval, the assets of shareholders invested in the Overseas Trust will be transferred to the International Value Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

In this specific case, the performance of the International Value Trust has been superior to that of the Overseas Trust. Additionally, upon completion of the merger, the annual fund operating expense ratio on a Pro-Forma basis will be materially lower for the International Value Trust compared to the Overseas Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Aggressive Growth Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios seek long term growth of capital by investing primarily in equity securities of non-US Companies. Both portfolios also follow a "bottom-up" rather than a "top down" approach to investing, focusing primarily on the fundamentals of individual companies first, rather than the outlook for a particular country or region.

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                                  Page 6 of 12

SMALL COMPANY BLEND TO SMALL CAP OPPORTUNITIES

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Small Company Blend Trust into the Small Cap Opportunities Trust. As a result, subject to shareholder approval, the assets of shareholders invested in the Small Company Blend Trust will be transferred to the Small Cap Opportunities Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

In this specific case, the performance of the Small Cap Opportunities Trust has been superior to that of the Small Company Blend Trust, albeit over a limited comparison period. Additionally, upon completion of the merger, on a Pro-Forma basis, the annual fund operating expense ratio will be lower for the Small Cap Opportunities Trust compared to the Small Company Blend Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Small Company Blend Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios seek long term growth of capital by investing primarily in equity securities of small capitalization companies within the range of the Russell 2000 Index.

STRATEGIC GROWTH TO US GLOBAL LEADERS

WHAT IS THE ACTION THAT IS TAKING PLACE?

On Dec 13, 2004, the Board of Trustees of the John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) approved the merger of the Strategic Growth Trust into the US Global Leaders Trust. As a result, subject to shareholder approval, the assets of shareholders invested in the Strategic Growth Trust will be transferred to the US Global Leaders Trust at the close of business on April 29, 2005. The value a shareholders investment at the time of the merger will not be affected by this transaction.

WHY IS THIS MERGER OCCURRING?

Upon completion of the merger, on a Pro-Forma basis, the annual fund operating expense ratio will be lower for the US Global Leaders Trust compared to the Strategic Growth Trust. Ultimately, the Board of Trustees believes the proposed merger is in the best interest of shareholders of the Strategic Growth Trust.

DO THESE PORTFOLIOS HAVE SIMILAR INVESTMENT STRATEGIES?

Both portfolios seek long term growth of capital or capital appreciation by investing primarily in equity securities of companies which their subadvisers believe to have strong growth potential. The US Global Leaders Trust is expected to have lower transaction costs than the Strategic Growth Trust due to less frequent trading and will also invest in fewer securities than the Strategic Growth Trust due to its non-diversified status (meaning that it is not as limited in the amount of assets that it may invest in individual issues).

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

                                  GENERAL PROXY
             ALL VARIABLE ANNUITY AND VARIABLE LIFE CONTRACT OWNERS

There are ten proposals being voted on by all Variable Annuity and Variable Life Contract Owners. The Proposals are summarized into eight sections. Not all proposals apply to each contract holder.

PROXY PROPOSAL QUESTIONS:

Proxy Proposals 1, 2, 7, 8 and 9 affect almost all portfolios and are therefore highlighted first below. Proposals numbered 3, 4, 5, 6 and 10 affect only specific portfolios. Additional rationale is provided below each Proposal where applicable.

PROXY PROPOSAL 1 (All Portfolios)

The election of eight Trustees (including two new Trustee nominees) as members of the Board of Trustees. This proposal seeks to add 2 members to the Board, reaffirm 2 members to the Board and appoint 1 additional trustee from outside John Hancock.

PROXY PROPOSAL 2 (All Portfolios, except Equity Index Trust, Lifestyle Trusts and American Trusts)

An Amended Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC ("JHIMS") (formerly, Manufacturers Securities Services,
LLC) increasing the advisory fee for each Portfolio generally by 0.10% of average daily net assets. This advisory fee increase will be accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee for each Portfolio and therefore will not increase the aggregate fees and expenses paid by shareholders. [THE FOLLOWING PORTFOLIO'S ADVISORY FEE INCREASES DIFFER FROM THE GENERAL INCREASE OF 0.10%: SMALL COMPANY VALUE TRUST, INCOME & VALUE TRUST, MONEY MARKET TRUST, SMALL CAP INDEX TRUST, MID CAP INDEX TRUST, TOTAL STOCK MARKET INDEX TRUST AND 500 INDEX TRUST. FOR THESE FUNDS TOTAL EXPENSES MAY INCREASE MARGINALLY.]

      WHY IS JOHN HANCOCK CHANGING THE ADVISORY AND 12B-1 FEES?

      The proposed 12b-1 fee decrease and corresponding advisory fee increase are related to the JHVST Reorganization and reflect a re-evaluation and re-positioning of the pricing structure for shares of the Trust. In view of changing competitive circumstances and the planned integration of the JHVST Funds and the different pricing structure for shares of the JHVST Funds this change is intended to ensure that adjustments to the Trust's pricing structure do not impose higher total fees and expenses on shareholders of the Portfolios.

      The advisory fee changes will assist in ultimately integrating the Trust Portfolios into JHVST Funds which offer only one class of shares, NAV shares, which are not subject to Rule 12b-1 fees.

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                                  Page 8 of 12

PROXY PROPOSAL 7 & 8 (All Portfolios)

Two amendments to the Trust's Agreement and Declaration of Trust to authorize the Board of Trustees, without shareholder approval, to (i) approve mergers of affiliated Portfolios and (ii) designate a class of shares of a Portfolio (e.g., the Series I, Series II or Series III shares of a Portfolio) as a separate Portfolio.

      WHY IS JOHN HANCOCK PROPOSING THIS AUTHORITY FOR THE BOARD OF TRUSTEES?

      The amendment will give the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts Law, broader authority to act with respect to the administration and operation of the Portfolios.

      This amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the best interests of shareholders and contract owners. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider such shareholder and contract owner best interests and then act in accordance therewith.

PROXY PROPOSAL 9 (All Portfolios)

The reclassification of the investment objective of each Portfolio from a "fundamental to a "non-fundamental" policy of the Trust, which may be changed by the Board of Trustees without shareholder approval.

      WHY IS JOHN HANCOCK RECLASSIFYING OBJECTIVES OF EACH PORTFOLIO FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL"?

      The proposed reclassification as non-fundamental of the investment objective of each Portfolio is related to the JHVST Reorganization and is intended in part to facilitate the process of integrating and consolidating the Trust Portfolios and the JHVST Funds.

      The investment objective of each of the JHVST Funds that is combining into a Trust Portfolio, as the well as the investment objective of each of a number of Trust Portfolios that are not yet operational but have been newly organized as Portfolios into which certain JHVST Funds will combine, are non-fundamental. The proposed reclassification as non-fundamental of the investment objectives of the existing portfolios will permit the Trust to have a uniform classification with respect to all Trust Portfolios.

PROXY PROPOSAL 3 & 4 (Lifestyle Trusts only)

Amended Advisory and Subadvisory Agreements with respect to the Lifestyle Trusts decreasing and restructuring advisory and subadvisory fees.

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                                  Page 9 of 12

      WHY IS JOHN HANCOCK RESTRUCTURING THE ADVISORY AND SUBADVISORY FEES ON THE LIFESTYLE TRUSTS?

      The fee rates under the proposed Amended Advisory Agreement and the Amended Subadvisory Agreement are lower than the rates under the current Advisory Agreement and Subadvisory Agreement. THESE CHANGES WILL REDUCE THE ADVISORY FEE PAID TO JHIMS AND THE SUBADVISORY FEE PAID TO MFC GLOBAL WITH RESPECT TO EACH LIFESTYLE TRUST.

PROXY PROPOSAL 5 (Lifestyle Trusts only)

A Rule 12b-1 Distribution Plan ("12b-1 Plan") for the Series I and Series II shares, and an amended 12b-1 Plan for the Series III shares, of each of the five Lifestyle Trusts.

      WHY IS JOHN HANCOCK PROPOSING A RULE 12B-1 DISTRIBUTION PLAN FOR THE LIFESTYLE TRUSTS?

      Each Lifestyle Trust is a "fund of funds" that currently invests in shares of other Portfolios of the Trust ("Underlying Portfolios") that are subject to Rule 12b-1 fees. If the proposed Lifestyle Trust 12b-1 arrangements under this Proposal are approved by shareholders, the Trust in implementing those arrangements will switch the Lifestyle Trust investments in Underlying Portfolios from Series I, Series II and Series III shares, all which are subject to 12b-1 fees, to a new class of shares of the Underlying Portfolios, NAV shares, which will not be subject to a 12b-1 fee. The NAV shares of each Portfolio will have the same advisory fee as the other shares classes of the Underlying Portfolio.

      ARE THE LIFESTYLE TRUSTS ELIGIBLE FOR THE ADVISORY AND 12B-1 FEE CHANGES OUTLINED IN PROPOSAL 2?

      If, under Proposal 2 above, the shareholders of the Underlying Portfolios approve the proposed advisory fee increases for the Underlying Portfolios (including their NAV shares), the Trust in implementing those increases will decrease the 12b-1 fees for the Series I, Series II and Series III shares of the Lifestyle Trusts to 0.05%, 0.25% and 0.55%, respectively.

PROXY PROPOSAL 6 (Quantitative Value Trust only)

An Amended Subadvisory Agreement between JHIMS and MFC Global Investment Management (U.S.A.) Limited decreasing the subadvisory fee for the Quantitative Value Trust.

      WHY IS JOHN HANCOCK DECREASING THE SUBADVISORY FEE FOR THE QUANTITATIVE VALUE TRUST?

      The decrease in the subadvisory fee represents an adjustment intended to align the subadvisory fee for the Quantitative Value Trust with the subadvisory fees paid to MFC Global (U.S.A.) with respect to the other Trust Portfolios which it subadvises and with the Trust's customary spread between advisory and subadvisory fees for such Portfolios.

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

PROXY PROPOSAL 10 (Financial Services Trust only)

The reclassification of the Financial Services Trust from a "diversified" to a "non-diversified" Portfolio.

      WHY IS JOHN HANCOCK RECLASSIFYING THE FINANCIAL SERVICES TRUST FROM A "DIVERSIFIED" TO A "NON-DIVERSIFIED" PORTFOLIO?

      The Portfolio's classification as diversified is a fundamental policy that may be changed only with shareholder approval. The proposed reclassification of the Financial Services Trust as non-diversified is intended to provide the Portfolio with greater flexibility in responding to investment opportunities.

FOR USE WITH BROKER/DEALERS ONLY. THIS MATERIAL MAY NOT BE COPIED OR USED WITH THE PUBLIC. DATE OF FIRST USE: JANUARY 27, 2005

This material is neither an offer to sell nor a solicitation to buy securities. The information is current as of January 27, 2005, unless otherwise noted, and is not a guarantee of subsequent investment composition, which is subject to change at the discretion of the portfolio manager.

This material describes an underlying investment options for variable annuity and life insurance products. Please call the following toll free numbers for a prospectus containing complete details on investment objectives, risks, fees, charges and expenses as well as other information about the product and the underlying investment portfolios. These factors should be carefully considered and the prospectus should be read carefully before purchasing. For Venture Variable Annuities call 1-800-334-4437. For Variable Universal Life Insurance products, call 1-888-266-7498. For information on 401(k) and Pension Products, call 1-800-766-8669.

Variable Life Insurance products and Venture Variable Annuities are issued by John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) and distributed BY JOHN HANCOCK DISTRIBUTORS LLC through other broker/dealers appointed by John Hancock Distributors. John Hancock USA and John Hancock Distributors are members of the Manulife Financial group of companies, wholly owned subsidiaries of Manulife Financial Corporation. Group annuity contracts are issued by John Hancock USA. John Hancock Investment Management Services LLC, a registered investment adviser, provides investment information relating to the contracts.

This material also describes the underlying investment options for the John Hancock Retirement Select product. John Hancock Retirement Select is a comprehensive set of services made available to qualified retirement plans through John Hancock Distributors LLC, a registered broker/dealer and investment advisor. John Hancock Distributors LLC arranges for the sale of participating mutual funds to plans through selected broker/dealers.

Product features and availability may differ by state. In New York, products are issued by John Hancock Life Insurance Company of New York, Valhalla, NY 10595

Venture(R) is a registered trade mark of John Hancock USA, and is used under license by John Hancock Life Insurance Company New York.

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

(C)2005 John Hancock Life Insurance Company (U.S.A.). A Manulife Financial Company. All rights reserved.

   FOR BROKER DEALER USE ONLY. NOT FOR USE WITH PUBLIC. NOT VALID WITHOUT ALL
                   PAGES. DATE OF FIRST USE, JANUARY 27, 2005

                                                                      [MIS LOGO]

                       PROPOSED RECORDED PROXYLITE MESSAGE
                                       FOR
                             JHT COMPLEX-WIDE PROXY

LENGTH OF RECORDING: 38 SECONDS

"Hello.

We're calling you because you are invested through your insurance contract in the John Hancock Trust, formerly known as Manufacturers Investment Trust.

The Trust is holding a Special Meeting of Shareholders on Tuesday, March 1 to vote on several issues that may affect your investment.

We have just sent you a package containing everything you need to provide voting instructions so that your shares may be voted as you direct and we're asking you to return these instructions as soon as possible.

You can provide instructions quickly and easily by phone, on the Internet or by mail. Your voting instruction form has all the details.

Your vote is very important. All of us at John Hancock will appreciate your cooperation and prompt attention to this matter.

Thank you.

Goodbye."